Exhibit 99.1
Fidelity National Information Services, Inc.
Supplemental Financial Schedules
September 5, 2008
On July 2, 2008, FIS completed the spin-off of Lender Processing Services, Inc. (“LPS”). Since the completion of the spin-off occurred subsequent to the reporting period ended June 30, 2008, generally accepted accounting principles do not allow presentation of LPS as a discontinued operation in our periodic filings until FIS presents operating results for the three and nine-month periods ended September 30, 2008.
Because of these requirements and desire to furnish additional information to investors to improve the understanding of the Company’s operating performance, management is separately furnishing information which excludes the operations of LPS and other smaller operations which the company has exited. The purpose of the attached schedules is to recast the 2007 results from continuing operations by quarter and on an annual basis along with the first and second quarter of 2008 in a manner consistent with how FIS will report results from continuing operations beginning in the third quarter of 2008. These schedules exclude the operating results of LPS, and other smaller operations, which we have exited. As previously announced we anticipate exiting our Australian check operations through a sale of this business to a third party. These schedules do not reflect the results of our Australian check operations as discontinued operations.
Exhibit Listing

Exhibit A.	FIS Supplemental GAAP to Non-GAAP Reconciliation — Unaudited for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30 and December 31, 2007 and March 31, and June 30, 2008

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A								Non-GAAP
	Twelve Months	Restructuring	Corporate		Gain					Twelve Months
	Ended	and	Costs	LPS	On Sale	Interest	Debt		Purchase	Ended
	December 31, 2007	Integration	Non-Disc	Spin	Covansys	Expense	Restructure		Price	December 31, 2007
	(Unaudited)	Costs(1)	Ops(2)	Costs(3)	Stock(4)	Allocation(5)	Charge(6)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$2,950,109	$—	$—	$—	$—	$—	$—	$2,950,109	$—	$2,950,109
Cost of revenues	2,277,161	(22,289)	—	—	—	—	—	2,254,872	(124,243)	2,130,629

Gross profit	672,948	22,289	—	—	—	—	—	695,237	124,243	819,480

Selling, general and administrative	302,888	(5,975)	(22,056)	(500)	—	—	—	274,357	—	274,357
Research and development costs	70,378	—	—	—	—	—	—	70,378	—	70,378

Operating income	299,682	28,264	22,056	500	—	—	—	350,502	124,243	474,745

Other income (expense):
Interest income	3,035	—	—	—	—	—	—	3,035	—	3,035
Interest expense	(193,233)	—	—	—	—	55,800	27,164	(110,269)	—	(110,269)
Gain on sale of Covansys stock	274,488	—	—	—	(274,488)	—	—	—	—	—
Other income, net	15,734	(14,846)	—	—	—	—	—	888	—	888

Total other income (expense)	100,024	(14,846)	—	—	(274,488)	55,800	27,164	(106,346)	—	(106,346)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	399,706	13,418	22,056	500	(274,488)	55,800	27,164	244,156	124,243	368,399
Provision (benefit) for income taxes	140,884	4,972	8,337	185	(101,561)	21,584	10,105	84,506	44,635	129,141

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	258,822	8,446	13,719	315	(172,927)	34,216	17,059	159,650	79,608	239,258
Equity in earnings (losses) of unconsolidated entities	2,825	—	—	—	—	—	—	2,825	—	2,825
Minority interest income (expense)	50	—	—	—	—	—	—	50	—	50

Net earnings from continuing operations	$261,697	$8,446	$13,719	$315	$(172,927)	$34,216	$17,059	$162,525	$79,608	$242,133

Net earnings per share — diluted from continuing operations *	$1.33	$0.04	$0.07	$0.00	$(0.88)	$0.17	$0.09	$0.83	$0.41	$1.23

Weighted average shares outstanding — diluted	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546

Depreciation and amortization from continuing operations								$373,705	$(124,243)	$249,462

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A						Non-GAAP
	Three Months	Restructuring	Corporate					Three Months
	Ended	and	Costs	Interest	Debt		Purchase	Ended
	March 31, 2007	Integration	Non-Disc	Expense	Restructure		Price	March 31, 2007
	(Unaudited)	Costs(1)	Ops(2)	Allocation(5)	Charge(6)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$671,252	—	—	—	—	$671,252	—	$671,252
Cost of revenues	521,196	(4,961)	—	—	—	516,235	(29,253)	486,982

Gross profit	150,056	4,961	—	—	—	155,017	29,253	184,270

Selling, general and administrative	69,557	—	(6,219)	—	—	63,338	—	63,338
Research and development costs	17,518	—	—	—	—	17,518	—	17,518

Operating income	62,981	4,961	6,219	—	—	74,161	29,253	103,414

Other income (expense):
Interest income	209	—	—	—	—	209	—	209
Interest expense	(72,073)	—	—	19,729	27,164	(25,180)	—	(25,180)
Gain on sale of Covansys stock	—	—	—	—	—	—	—	—
Other income, net	92	—	—	—	—	92	—	92

Total other income (expense)	(71,772)	—	—	19,729	27,164	(24,879)	—	(24,879)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	(8,791)	4,961	6,219	19,729	27,164	49,282	29,253	78,535
Provision (benefit) for income taxes	(4,720)	1,845	2,351	7,632	10,105	17,213	10,368	27,581

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	(4,071)	3,116	3,868	12,097	17,059	32,069	18,885	50,954
Equity in earnings (losses) of unconsolidated entities	1,408	—	—	—	—	1,408	—	1,408
Minority interest income (expense)	339	—	—	—	—	339	—	339

Net earnings from continuing operations	$(2,324)	$3,116	$3,868	$12,097	$17,059	$33,816	$18,885	$52,701

Net earnings per share — diluted from continuing operations *	$(0.01)	$0.02	$0.02	$0.06	$0.09	$0.17	$0.10	$0.27

Weighted average shares outstanding — diluted	195,807	195,807	195,807	195,807	195,807	195,807	195,807	195,807

Depreciation and amortization from continuing operations						$82,203	$(29,253)	$52,950

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A						Non-GAAP
	Three Months	Restructuring	Corporate	Gain				Three Months
	Ended	and	Costs	On Sale	Interest		Purchase	Ended
	June 30, 2007	Integration	Non-Disc	Covansys	Expense		Price	June 30, 2007
	(Unaudited)	Costs(1)	Ops(2)	Stock(4)	Allocation(5)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$701,630	—	—	—	—	$701,630	—	$701,630
Cost of revenues	540,269	(2,195)	—	—	—	538,074	(27,041)	511,033

Gross profit	161,361	2,195	—	—	—	163,556	27,041	190,597

Selling, general and administrative	74,668	—	(6,697)	—	—	67,971	—	67,971
Research and development costs	14,905	—	—	—	—	14,905	—	14,905

Operating income	71,788	2,195	6,697	—	—	80,680	27,041	107,721

Other income (expense):
Interest income	165	—	—	—	—	165	—	165
Interest expense	(42,934)	—	—	—	19,949	(22,985)	—	(22,985)
Gain on sale of Covansys stock	92,044	—	—	(92,044)	—	—	—	—
Other income, net	1,336	—	—	—	—	1,336	—	1,336

Total other income (expense)	50,611	—	—	(92,044)	19,949	(21,484)	—	(21,484)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	122,399	2,195	6,697	(92,044)	19,949	59,196	27,041	86,237
Provision (benefit) for income taxes	43,284	810	2,532	(34,056)	7,716	20,286	9,463	29,749

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	79,115	1,385	4,165	(57,988)	12,233	38,910	17,578	56,488
Equity in earnings (losses) of unconsolidated entities	1,330	—	—	—	—	1,330	—	1,330
Minority interest income (expense)	(11)	—	—	—	—	(11)	—	(11)

Net earnings from continuing operations	$80,434	$1,385	$4,165	$(57,988)	$12,233	$40,229	$17,578	$57,807

Net earnings per share — diluted from continuing operations *	$0.41	$0.01	$0.02	$(0.29)	$0.06	$0.20	$0.09	$0.29

Weighted average shares outstanding — diluted	196,977	196,977	196,977	196,977	196,977	196,977	196,977	196,977

Depreciation and amortization from continuing operations						$85,642	$(27,041)	$58,601

*	Amounts may not sum due to rounding
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A						Non-GAAP
	Three Months	Restructuring	Corporate	Gain				Three Months
	Ended	and	Costs	On Sale	Interest		Purchase	Ended
	September 30, 2007	Integration	Non-Disc	Covansys	Expense		Price	September 30, 2007
	(Unaudited)	Costs(1)	Ops(2)	Stock(4)	Allocation(5)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$712,812	—	—	—	—	$712,812	—	$712,812
Cost of revenues	562,998	(15,133)	—	—	—	547,865	(29,574)	518,291

Gross profit	149,814	15,133	—	—	—	164,947	29,574	194,521

Selling, general and administrative	72,387	(4,322)	(5,697)	—	—	62,368	—	62,368
Research and development costs	17,579	—	—	—	—	17,579	—	17,579

Operating income	59,848	19,455	5,697	—	—	85,000	29,574	114,574

Other income (expense):
Interest income	719	—	—	—	—	719	—	719
Interest expense	(37,856)	—	—	—	16,122	(21,734)	—	(21,734)
Gain on sale of Covansys stock	182,444	—	—	(182,444)	—	—	—	—
Other income, net	3,327	(2,781)	—	—	—	546	—	546

Total other income (expense)	148,634	(2,781)	—	(182,444)	16,122	(20,469)	—	(20,469)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	208,482	16,674	5,697	(182,444)	16,122	64,531	29,574	94,105
Provision (benefit) for income taxes	75,238	6,169	2,153	(67,505)	6,236	22,291	10,536	32,827

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	133,244	10,505	3,544	(114,939)	9,886	42,240	19,038	61,278
Equity in earnings (losses) of unconsolidated entities	86	—	—	—	—	86	—	86
Minority interest income (expense)	41	—	—	—	—	41	—	41

Net earnings from continuing operations	$133,371	$10,505	$3,544	$(114,939)	$9,886	$42,367	$19,038	$61,405

Net earnings per share — diluted from continuing operations *	$0.68	$0.05	$0.02	$(0.58)	$0.05	$0.22	$0.10	$0.31

Weighted average shares outstanding — diluted	196,649	196,649	196,649	196,649	196,649	196,649	196,649	196,649

Depreciation and amortization from continuing operations						$93,973	$(29,574)	$64,399

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A					Non-GAAP
	Three Months	Restructuring	Corporate				Three Months
	Ended	and	Costs	LPS		Purchase	Ended
	December 31, 2007	Integration	Non-Disc	Spin		Price	December 31, 2007
	(Unaudited)	Costs(1)	Ops(2)	Costs(3)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$864,415	—	—	—	$864,415	—	$864,415
Cost of revenues	652,698	—	—	—	652,698	(38,375)	614,323

Gross profit	211,717	—	—	—	211,717	38,375	250,092

Selling, general and administrative	86,276	(1,653)	(3,443)	(500)	80,680	—	80,680
Research and development costs	20,376	—	—	—	20,376	—	20,376

Operating income	105,065	1,653	3,443	500	110,661	38,375	149,036

Other income (expense):
Interest income	1,942	—	—	—	1,942	—	1,942
Interest expense	(40,370)	—	—	—	(40,370)	—	(40,370)
Gain on sale of Covansys stock	—	—	—	—	—	—	—
Other income, net	10,979	(12,065)	—	—	(1,086)	—	(1,086)

Total other income (expense)	(27,449)	(12,065)	—	—	(39,514)	—	(39,514)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	77,616	(10,412)	3,443	500	71,147	38,375	109,522
Provision (benefit) for income taxes	27,082	(3,852)	1,301	185	24,716	14,268	38,984

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	50,534	(6,560)	2,142	315	46,431	24,107	70,538
Equity in earnings (losses) of unconsolidated entities	1	—	—	—	1	—	1
Minority interest income (expense)	(319)	—	—	—	(319)	—	(319)

Net earnings from continuing operations	$50,216	$(6,560)	$2,142	$315	$46,113	$24,107	$70,220

Net earnings per share — diluted from continuing operations *	$0.26	$(0.03)	$0.01	$0.00	$0.23	$0.12	$0.36

Weighted average shares outstanding — diluted	196,741	196,741	196,741	196,741	196,741	196,741	196,741

Depreciation and amortization from continuing operations					$111,887	$(38,375)	$73,512

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A					Non-GAAP
	Three Months	Restructuring	Corporate				Three Months
	Ended	and	Costs	LPS		Purchase	Ended
	March 31, 2008	Integration	Non-Disc	Spin		Price	March 31, 2008
	(Unaudited)	Costs(1)	Ops(2)	Costs(3)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$838,223	—	—	—	$838,223	—	$838,223
Cost of revenues	648,268	—	—	—	648,268	(36,500)	611,768

Gross profit	189,955	—	—	—	189,955	36,500	226,455

Selling, general and administrative	116,192	(14,970)	(9,025)	(2,858)	89,339	—	89,339
Research and development costs	18,283	—	—	—	18,283	—	18,283

Operating income	55,480	14,970	9,025	2,858	82,333	36,500	118,833

Other income (expense):
Interest income	2,758	—	—	—	2,758	—	2,758
Interest expense	(39,577)	—	—	—	(39,577)	—	(39,577)
Other income, net	(441)	—	—	—	(441)	—	(441)

Total other income (expense)	(37,260)	—	—	—	(37,260)	—	(37,260)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	18,220	14,970	9,025	2,858	45,073	36,500	81,573
Provision (benefit) for income taxes	4,608	5,479	2,787	1,046	13,920	12,918	26,838

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	13,612	9,491	6,238	1,812	31,153	23,582	54,735
Equity in earnings (losses) of unconsolidated entities	—	—	—	—	—	—	—
Minority interest	190	—	—	—	190	—	190

Net earnings from continuing operations	$13,802	$9,491	$6,238	$1,812	$31,343	$23,582	$54,925

Net earnings per share — diluted from continuing operations *	$0.07	$0.05	$0.03	$0.01	$0.16	$0.12	$0.28

Weighted average shares outstanding — diluted	196,537	196,537	196,537	196,537	196,537	196,537	196,537

Depreciation and amortization from continuing operations					$101,971	$(36,500)	$65,471

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

	GAAP	M&A					Non-GAAP
	Three Months	Restructuring	Corporate				Three Months
	Ended	and	Costs	LPS		Purchase	Ended
	June 30, 2008	Integration	Non-Disc	Spin		Price	June 30, 2008
	(Unaudited)	Costs(1)	Ops(2)	Costs(3)	Subtotal	Amortization(7)	(Unaudited)
Processing and services revenue	$878,653	—	—	—	$878,653	—	$878,653
Cost of revenues	674,032	(23,950)	—	—	650,082	(35,459)	614,623

Gross profit	204,621	23,950	—	—	228,571	35,459	264,030

Selling, general and administrative	122,223	(5,121)	(9,093)	(5,582)	102,427	—	102,427
Research and development costs	19,357	—	—	—	19,357	—	19,357

Operating income	63,041	29,071	9,093	5,582	106,787	35,459	142,246

Other income (expense):
Interest income	1,637	—	—	—	1,637	—	1,637
Interest expense	(44,441)	2,722	—	—	(41,719)	—	(41,719)
Other income, net	2,224	—	—	—	2,224	—	2,224

Total other income (expense)	(40,580)	2,722	—	—	(37,858)	—	(37,858)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	22,461	31,793	9,093	5,582	68,929	35,459	104,388
Provision (benefit) for income taxes	4,802	11,255	2,751	1,976	20,784	12,360	33,144

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinues operations	17,659	20,538	6,342	3,606	48,145	23,099	71,244
Equity in earnings (losses) of unconsolidated entities	(157)	—	—	—	(157)	—	(157)
Minority interest	(306)	—	—	—	(306)	—	(306)

Net earnings from continuing operations	$17,196	$20,538	$6,342	$3,606	$47,682	$23,099	$70,781

Net earnings per share — diluted from continuing operations *	$0.09	$0.11	$0.03	$0.02	$0.25	$0.12	$0.36

Weighted average shares outstanding — diluted	194,448	194,448	194,448	194,448	194,448	194,448	194,448

Depreciation and amortization from continuing operations					$96,473	$(35,459)	$61,014

*	Amounts may not sum due to rounding.
See accompanying notes.

Notes to Unaudited GAAP to Non-GAAP Reconciliation for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30, and December 31, 2007 and March 31, and June 30, 2008
The adjustments are as follows:
(1)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities as previously disclosed in our earnings releases.
(2)	This column represents corporate costs attributable to LPS as previously reported in our investor package furnished on form 8-K on May 28, 2008. These amounts are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.
(3)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.
(4)	This column represents a gain on sale of investment in Covansys to a third party recorded in the second and third quarters of 2007.
(5)	This column represents the allocation of interest expense for the periods presented, as if the debt retired in conjunction with the LPS spin-off had occurred on January 1, 2007, as previously reported in our investor package furnished on form 8-K on May 28, 2008.
(6)	This column represents debt restructuring charges recorded in the first quarter of 2007, to write-off capitalized unamortized debt issuance costs.
(7)	This column represents purchase price amortization expense related to intangibles assets acquired through various Company acquisitions.